UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 27, 2018

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K dated August 27, 2018 (the “Original Report”) filed with the Securities and Exchange Commission by TSR, Inc. (the “Company”) on August 29, 2018 is to delete a statement from Exhibit A to the Rights Agreement (as hereinafter defined) that was inadvertently included due to clerical error. Other than the correction of the clerical error in Exhibit A of the Rights Agreement as described in this Amendment, no other changes have been made to the Original Report, the Rights Agreement or any of the exhibits furnished with the Original Report.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2018, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of August 29, 2018, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent. The sole purpose of this Amendment is to delete the following statement from page A-4 of Exhibit A to the Rights Agreement, titled “Summary of Rights to Purchase Class A Preferred Stock, Series One”:

“Amendments to the Rights Agreement from and after the time that any Person becomes an Acquiring Person and amendments to the redemption price or expiration date of the Rights require the approval of a majority of the Continuing Directors (as defined and provided in the Rights Agreement).”

This statement was inadvertently included in Exhibit A due to clerical error. The complete Rights Agreement, together with Exhibit A reflecting the correction of this clerical error, is furnished herewith as Exhibit 4.1. Other than the correction of the clerical error in Exhibit A of the Rights Agreement as described in this Amendment, no other changes have been made to the Original Report, the Rights Agreement or any of the other exhibits furnished with the Original Report.

Section 3 – Securities and Trading Markets

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 of this Amendment is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Rights Agreement, dated as of August 29, 2018, by and between TSR, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

By:	/s/ John G. Sharkey
John G. Sharkey
Vice President-Finance, Controller and Secretary

Date: August 31, 2018

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Rights Agreement, dated as of August 29, 2018, by and between TSR, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

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